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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                              ---------------------


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                  June 7, 2002


                                 Bepariko BioCom
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation of organization)



            000-27339                                     88-0426887
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    (Commission File Number)                (IRS Employer Identification Number)



                             GSB Building, Suite 417
                         Bala Cynwyd, Pennsylvania        19004
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (610) 660-5906

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Item 4.  Changes in Registrants Certifying Accountant

         As previously reported in a Current Report on Form 8-K filed by the Company on May 13, 2002, on May 3, 2002, the Company's board of directors approved the dismissal of Kurt D. Saliger, C.P.A., the principal accountants previously engaged to audit the Company's financial statements.

         Attached as Exhibit 16.1 to this Current Report on Form 8-K/A is a copy of the letter which Kurt D. Saliger, C.P.A. was required to send to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-B. The Company received a copy of this letter on June 7, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.

                 16.1  Letter from Kurt D. Saliger, C.P.A. dated June 6, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    BEPARIKO BIOCOM
                                                    Registrant


                                                    By: /s/ Cecile Coady
                                                       ------------------------
                                                       Cecile Coady, President


Date:  June 10, 2002